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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 22, 2009

                              DELANCO BANCORP, INC.
                              ---------------------
             (Exact name of registrant as specified in its charter)

       UNITED STATES                    0-52517                36-4519533
       -------------                    -------                ----------
(State or other jurisdiction of   (Commission File Number)    (IRS Employer
incorporation or organization)                               Identification No.)

        615 BURLINGTON AVENUE, DELANCO, NEW JERSEY            08075
        ------------------------------------------            -----
         (Address of principal executive offices)             (Zip Code)


       Registrant's telephone number, including area code: (856) 461-0611
                                                           --------------

                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02     DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
              APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

         On June 22, 2009, Robert H. Jenkins, Jr. notified Delanco Bancorp, Inc. (the "Company") that, effective following the Company's Annual Meeting of Stockholders on August 17, 2009, he is resigning as a member of the Board of Directors of the Company and its wholly-owned subsidiary, Delanco Federal Savings Bank.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

         On June 22, 2009, the Board of Directors of the Company amended Article III, Section 2 of the Company's Bylaws to decrease the number of directors from nine to seven effective following the Company's Annual Meeting of Stockholders on August 17, 2009.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       DELANCO BANCORP, INC.
                                       (Registrant)


Date:  June 24, 2009                   By: /s/ James E. Igo
                                           -------------------------------------
                                           James E. Igo
                                           President and Chief Executive Officer